Quarterly Holdings Report
for
Fidelity Freedom® Blend 2070 Fund
December 31, 2025
Y70-NPRT3-0226
1.9912147.101
Bond Funds - 6.3%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (b)	463	3,509
Fidelity Series Corporate Bond Fund (b)	7	62
Fidelity Series Government Bond Index Fund (b)	9	83
Fidelity Series Investment Grade Bond Fund (b)	8	85
Fidelity Series Investment Grade Securitized Fund (b)	6	50
Fidelity Series Long-Term Treasury Bond Index Fund (b)	419,623	2,261,770
TOTAL BOND FUNDS (Cost $2,269,347)		2,265,559

Domestic Equity Funds - 52.1%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (b)	190,659	4,381,348
Fidelity Series Commodity Strategy Fund (b)	1,733	167,702
Fidelity Series Large Cap Growth Index Fund (b)	94,075	2,805,302
Fidelity Series Large Cap Stock Fund (b)	99,587	2,658,975
Fidelity Series Large Cap Value Index Fund (b)	290,008	5,286,846
Fidelity Series Small Cap Core Fund (b)	82,555	1,116,144
Fidelity Series Small Cap Opportunities Fund (b)	33,228	538,963
Fidelity Series Value Discovery Fund (b)	111,116	1,892,312
TOTAL DOMESTIC EQUITY FUNDS (Cost $17,524,560)		18,847,592

International Equity Funds - 40.3%
	Shares	Value ($)
Fidelity Series Canada Fund (b)	66,431	1,312,014
Fidelity Series Emerging Markets Fund (b)	75,022	880,762
Fidelity Series Emerging Markets Opportunities Fund (b)	143,967	3,548,797
Fidelity Series International Growth Fund (b)	129,428	2,473,370
Fidelity Series International Index Fund (b)	61,937	935,865
Fidelity Series International Small Cap Fund (b)	23,438	419,310
Fidelity Series International Value Fund (b)	159,719	2,491,612
Fidelity Series Overseas Fund (b)	165,766	2,474,883
Fidelity Series Select International Small Cap Fund (b)	1,847	25,530
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $13,739,410)		14,562,143

Short-Term Funds - 0.6%
	Shares	Value ($)
Fidelity Series Treasury Bill Index Fund (b) (Cost $216,906)	21,797	217,102

U.S. Treasury Obligations - 0.0%
	Yield (%) (c)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 1/8/2026 (d) (Cost $19,985)	3.88	20,000	19,987

Money Market Funds - 0.7%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (e)	3.79	51,889	51,899
Fidelity Series Government Money Market Fund (b)(f)	3.84	190,991	190,991
TOTAL MONEY MARKET FUNDS (Cost $242,890)			242,890

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $34,013,098)	36,155,273
NET OTHER ASSETS (LIABILITIES) - 0.0%	1,013
NET ASSETS - 100.0%	36,156,286

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini S&P 500 Index Contracts (United States)	14	3/2026	482,475	(4,466)

SHORT

Equity Contracts
CME E-Mini Russell 2000 Index Contracts (United States)	22	3/2026	274,780	10,952

TOTAL FUTURES CONTRACTS				6,486
The notional amount of long futures as a percentage of Net Assets is 1.3%.
The notional amount of short futures as a percentage of Net Assets is 0.8%.

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Affiliated fund.
(c)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $19,987.
(e)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(f)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	76,550	24,651	505	-	-	51,899	51,889	0.0%
Total	-	76,550	24,651	505	-	-	51,899

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	884	2,868	177	111	(1)	(65)	3,509	463
Fidelity Series Blue Chip Growth Fund	1,045,112	3,224,942	443,292	115,880	(3,845)	558,431	4,381,348	190,659
Fidelity Series Canada Fund	266,900	1,007,213	74,148	25,128	(742)	112,791	1,312,014	66,431
Fidelity Series Commodity Strategy Fund	-	167,824	1,214	155	(27)	1,119	167,702	1,733
Fidelity Series Corporate Bond Fund	689	57,662	58,171	192	(117)	(1)	62	7
Fidelity Series Emerging Markets Fund	225,780	660,914	112,883	20,490	(1,422)	108,373	880,762	75,022
Fidelity Series Emerging Markets Opportunities Fund	903,637	2,602,100	407,578	85,053	(6,211)	456,849	3,548,797	143,967
Fidelity Series Government Bond Index Fund	1,111	120,952	121,725	285	(251)	(4)	83	9
Fidelity Series Government Money Market Fund	-	465,128	274,137	1,745	-	-	190,991	190,991
Fidelity Series International Developed Markets Bond Index Fund	-	7,105	7,179	3	74	-	-	-
Fidelity Series International Growth Fund	626,349	2,016,448	158,525	184,784	(502)	(10,400)	2,473,370	129,428
Fidelity Series International Index Fund	237,366	717,213	89,193	29,563	(674)	71,153	935,865	61,937
Fidelity Series International Small Cap Fund	116,075	326,711	14,503	48,912	5	(8,978)	419,310	23,438
Fidelity Series International Value Fund	622,456	2,068,792	307,118	237,909	(3,656)	111,138	2,491,612	159,719
Fidelity Series Investment Grade Bond Fund	1,055	109,778	110,504	295	(241)	(3)	85	8
Fidelity Series Investment Grade Securitized Fund	667	53,174	53,729	170	(60)	(2)	50	6
Fidelity Series Large Cap Growth Index Fund	672,318	2,042,107	221,172	23,490	(1,356)	313,405	2,805,302	94,075
Fidelity Series Large Cap Stock Fund	620,640	2,011,088	159,407	176,922	(2,106)	188,760	2,658,975	99,587
Fidelity Series Large Cap Value Index Fund	1,277,068	4,075,324	311,938	167,409	1,650	244,742	5,286,846	290,008
Fidelity Series Long-Term Treasury Bond Index Fund	604,864	1,810,647	135,710	37,274	(1,119)	(16,912)	2,261,770	419,623
Fidelity Series Overseas Fund	623,469	2,082,587	170,431	194,610	(2,026)	(58,716)	2,474,883	165,766
Fidelity Series Select International Small Cap Fund	1,576	37,366	15,950	676	665	1,873	25,530	1,847
Fidelity Series Small Cap Core Fund	293,413	739,001	45,148	8,328	1,055	127,823	1,116,144	82,555
Fidelity Series Small Cap Opportunities Fund	130,447	381,040	20,300	18,655	541	47,235	538,963	33,228
Fidelity Series Treasury Bill Index Fund	-	611,170	394,359	4,814	96	195	217,102	21,797
Fidelity Series Value Discovery Fund	458,384	1,503,981	148,726	98,006	2,462	76,211	1,892,312	111,116
	8,730,260	28,903,135	3,857,217	1,480,859	(17,808)	2,325,017	36,083,387

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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